60955993_2 GLOBE LIFE INC. DIRECTOR RESTRICTED STOCK UNIT AWARD AGREEMENT Globe Life Inc. (the “Company”) grants to the Grantee restricted stock units convertible into shares of its common stock, par value $1.00 per share (the “Units”) in the number specified below pursuant to and subject to the provisions of the Globe Life Inc. 2026 Non-Employee Director Compensation Plan, as amended, which is a sub-plan of the Globe Life Inc. 2026 Incentive Plan, as amended, (collectively, the “Plans”) and to the terms and conditions set forth in this Agreement. By accepting the Units, Grantee shall be deemed to have agreed to the terms and conditions set forth in this Agreement and the Plans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plans. TERMS AND CONDITIONS 1. Vesting of Units. The Units have been credited to a bookkeeping account on behalf of Grantee. The Units will vest and become non-forfeitable on the earliest to occur of the following (the “Vesting Date”): (a) as to all of the Units, on the six (6) month anniversary of the Grant Date, or (b) the termination of Grantee’s service as a director of the Company by reason of his or her Retirement, death or Disability, or (c) the effective date of a Change in Control. If Grantee’s service as a director of the Company terminates prior to the Vesting Date for any reason other than as described in (b) above, Grantee shall forfeit all right, title and interest in and to the Units as of the date of such termination and the Units will be reconveyed to the Company without further consideration or any act or action by Grantee. 2. Conversion to Stock. Unless the Units are forfeited prior to the Vesting Date as provided in section 1 above, the Units will be converted to actual shares of Stock on the date of termination of Grantee’s service as a director of the Company for any reason. Shares of Stock will be registered on the books of the Company in Grantee’s name as of the date of conversion and delivered to Grantee as soon as practical thereafter, in certificated or uncertificated form, as Grantee shall direct. 3. Dividend Equivalents. If and when dividends or other distributions are paid with respect to the Stock while the Units are outstanding, the dollar amount or fair market value of such dividends or distributions with respect to the number of shares of Stock then underlying the Units shall be converted into additional Units in Grantee’s name, based on the Fair Market Value of the Stock as of the date such dividends or distributions were payable, and such additional Units shall be fully vested as of such date. 4. Restrictions on Transfer and Pledge. No right or interest of Grantee in the Units may be pledged, hypothecated or otherwise encumbered to or in favor of any party other than the Company or an Affiliate, or be subjected to any lien, obligation or liability of Grantee to any other party other than the Company or an Affiliate. Units are not assignable or transferable by Grantee other than by will or the laws of descent and distribution; but the Committee may permit other transfers in accordance with the Plans. 5. Limitation of Rights. The Units do not confer to Grantee or Grantee’s beneficiary any rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with the Units. Nothing in this Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate Grantee’s service at any time, nor confer upon Grantee any right to continue in the service of the Company or any Affiliate.

60955993_2 6. Amendment. The Committee may amend, modify or terminate this Agreement without approval of Grantee; provided, however, that such amendment, modification or termination shall not, without Grantee’s consent, reduce or diminish the value of this award in any way. Notwithstanding anything herein to the contrary, the Committee may, without Grantee’s consent, amend or interpret this Certificate to the extent necessary to comply with Section 409A of the Code and Treasury regulations and guidance with respect to such law. 7. Plans Control. The terms contained in the Plans shall be and are hereby incorporated into and made a part of this Agreement and this Agreement shall be governed by and construed in accordance with the Plans. In the event of any actual or alleged conflict between the provisions of the approved Plans and the provisions of this Agreement, the provisions of the Plans shall be controlling and determinative. 8. Successors. This Agreement shall be binding upon any successor of the Company, in accordance with the terms of this Agreement and the Plans. 9. Severability. If any one or more of the provisions contained in this Agreement is invalid, illegal or unenforceable, the other provisions of this Agreement will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included. 10. Notice. Notices and communications hereunder must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to Globe Life Inc., 7677 Henneman Way, McKinney, Texas 75070, Attn: Secretary, or any other address designated by the Company in a written notice to Grantee. Notices to Grantee will be directed to the address of Grantee then currently on file with the Company, or at any other address given by Grantee in a written notice to the Company.

60955993_2 Company Name Globe Life Inc. Plan Participant Id Participant Name Participant Address Grant/Award Type Grant Amount Grant/Exercise Price Grant/Award Date VESTING SCHEDULE Vesting Date No. of Shares Percent